UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 19, 2023

IMPERIAL OIL LIMITED
___________________________________________________________________
(Exact name of registrant as specified in its charter)

Canada	0-12014	98-0017682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Quarry Park Boulevard S.E., Calgary, Alberta	T2C 5N1
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	1-800-567-3776

____________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
None		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01	Regulation FD Disclosure

            At 9:00 a.m. ET on April 19, 2023, Brad Corson, Imperial Oil Limited (the “company”) chairman, president and chief executive officer, and Dave Hughes, the company’s vice president, investor relations, will host the company’s 2023 Investor Day in Toronto and by webcast to update investors on the company’s business strategy, operations and major projects (the “presentation”). The presentation includes information related to the company’s strategic plans, goals, growth initiatives and outlook, and forecasts for future performance.

A broadcast of the presentation will be available online on the company’s website at https://www.imperialoil.ca/en-ca/company/investors/speeches-and-presentations for a period of one year. The slides used in the presentation are attached as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The presentation contains forward-looking statements about the company’s relative business outlook. These forward-looking statements and all other statements contained in or made during the presentation are subject to risks and uncertainties that may materially affect actual results. A more thorough discussion of certain risks, uncertainties and other factors that may affect the company is included in the presentation, the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and subsequent interim reports on Form 10-Q. The company’s Form 10-K is available on its website at www.imperialoil.ca. You can also obtain this form from the SEC by calling 1-800-SEC-0330 or by logging on to their website at www.sec.gov.

The presentation may contain references to non-proved resources and production outlooks based on non-proved resources that the SEC’s rules prohibit the company from including in its filings with the SEC. U.S. investors are urged to consider closely the disclosures in the company’s Form 10-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

	99.1	A copy of the slides presented during the presentation.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: April 19, 2023

By:	/s/ Ian Laing

Name:	Ian Laing
Title:	Vice-president, general counsel and corporate secretary

By:	/s/ Cathryn Walker

Name:	Cathryn Walker
Title:	Assistant corporate secretary